Exhibit 99.12

JOINT FILING AGREEMENT

JOINT FILING AGREEMENT, dated as of January 16, 2015, by and among (i) WAB Holdings LLC, a Delaware limited liability company (“WAB Holdings”); (ii) Walgreens Pharmacy Strategies, LLC, an Illinois limited liability company (“WPS”); (iii) Bond Drug Company of Illinois, LLC, an Illinois limited liability company (“Bond Drug”); (iv) Walgreen Eastern Co., Inc., a New York corporation (“WEC”); (v) Walgreen Arizona Drug Co., an Arizona corporation (“WADC”); (vi) Walgreen Hastings Co., a Nebraska corporation (“WHC”); (vii) Walgreen International Investments LLC, a Delaware limited liability company (“Walgreen International Investments”); (viii) WBA Investments LLC, a Delaware limited liability company (“WBA Investments”); (ix) Walgreen Co., an Illinois corporation (“Walgreen”); (x) Alliance Boots Luxembourg S.à r.l, a Luxembourg société à responsabilité limitée (limited liability company) (“AB Luxembourg”); (xi) Alliance Boots Holdings Limited, a private limited liability company organized under the laws of England and Wales (“AB Holdings”); (xii) AB Acquisitions UK Holdco 7 Limited, a private limited liability company organized under the laws of England and Wales (“AB UK Holdco 7”); (xiii) AB Acquisitions Limited, a private limited liability company organized under the laws of England and Wales (“AB Acquisitions”); (xiv) Alliance Boots International Limited, a private limited liability company organized under the laws of England and Wales (“AB International”); (xv) Alliance Boots Limited, a private limited liability company organized under the laws of England and Wales (“AB Limited”); (xvi) AB Acquisitions UK Topco Limited, a private limited liability company organized under the laws of England and Wales (“AB UK Topco”); (xvii) AB Acquisitions Luxco 1 S.à r.l., a Luxembourg société à responsabilité limitée (limited liability company) (“AB Luxco 1”); (xviii) Alliance Boots GmbH, a Swiss Gesellschaft mit beschränkter Haftung (limited liability company) (“Alliance Boots”); (xix) Walgreen Swiss International GmbH, a Swiss Gesellschaft mit beschränkter Haftung (limited liability company) (“Walgreen Swiss”); (xx) Ontario Holdings WBA Limited, a private limited liability company organized under the laws of England and Wales (“Ontario”); (xxi) Walgreen International S.à r.l., a Luxembourg société à responsabilité limitée (limited liability company) (“Walgreen International”); (xxii) Superior Bermuda GP, a Bermuda General Partnership (“Superior Bermuda”); (xxiii) Superior Luxco 3 S.à r.l., a Luxembourg société à responsabilité limitée (limited liability company) (“Superior Luxco 3”); (xxiv) Walgreens Boots Alliance Scottish LP, a private limited partnership organized under the laws of England and Wales (“WBA Scottish”); (xxv) WBA 1 Scottish LLP, a private limited liability partnership organized under the laws of England and Wales (“WBA Scottish 1”); (xxvi) Superior Luxco 2 S.à r.l., a Luxembourg société à responsabilité limitée (limited liability company) (“Superior Luxco 2”); (xxvii) Superior Luxco 1 S.à r.l., a Luxembourg société à responsabilité limitée (limited liability company) (“Superior Luxco 1”); (xxviii) Walgreen Investments Luxembourg SCS, a Luxembourg société en commandite simple (limited partnership) (“Walgreen Investments Lux”); (xxix) Walgreen Investments Co, a Delaware corporation (“WIC”) ; and (xxx) Walgreens Boots Alliance, Inc. a Delaware Corporation (“WBA”). WAB Holdings, WPS, Bond Drug, WEC, WADC, WHC, Walgreen International Investments, WBA Investments, Walgreen, AB Luxembourg, AB Holdings, AB UK Holdco, AB Acquisitions, AB International, AB Limited, AB UK Topco, AB Luxco 1, Alliance Boots, Walgreen Swiss, Ontario, Walgreen International, Superior Bermuda, Superior Luxco 2, WBA Scottish, WBA Scottish 1, Superior Luxco 3, Superior Luxco 1, Walgreen Investments Lux and WBA are collectively referred to as the “Reporting Persons.”

WHEREAS, each of the Reporting Persons beneficially owns (or may be deemed to beneficially own, as applicable) shares of common stock, par value $0.01 per share (“Common Stock”), of AmerisourceBergen Corporation, a Delaware corporation (the “Issuer”); and

WHEREAS, the Reporting Persons may be deemed to constitute a “group” with respect to the beneficial ownership of the Common Stock for purposes of Rule 13d-1 and Schedule 13D promulgated by the Securities and Exchange Commission.

NOW, THEREFORE, the parties hereto agree as follows:

1. The Reporting Persons (collectively, the “Reporting Group”) shall prepare a single statement containing the information required by Schedule 13D with respect to their respective interests in the Common Stock, including any amendments thereto (the “Reporting Group Schedule 13D”), and the Reporting Group Schedule 13D shall be filed on behalf of each of them.

2. Each member of the Reporting Group shall be responsible for the timely filing of the Reporting Group Schedule 13D and any necessary amendments thereto, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other party contained therein, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

3. This Agreement shall continue unless terminated by any party hereto.

4. Thomas J. Sabatino, Jr. shall be designated as the person authorized to receive notices and communications with respect to the Reporting Group Schedule 13D and any amendments thereto.

5. This Agreement may be executed in counterparts, each of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

WAB HOLDINGS LLC

By:	/s/ Dan Morrell
Name:	Dan Morrell
Title:	Manager

By:	/s/ Jason Dubinsky
Name:	Jason Dubinsky
Title:	Manager

By:	/s/ Marco Pagni
Name:	Marco Pagni
Title:	Manager

By:	/s/ Gordon Farquhar
Name:	Gordon Farquhar
Title:	Manager

WALGREENS PHARMACY STRATEGIES, LLC

By:	/s/ John A. Mann
Name:	John A. Mann
Title:	Vice President

BOND DRUG COMPANY OF ILLINOIS, LLC

By:	/s/ John A. Mann
Name:	John A. Mann
Title:	Vice President

WALGREEN EASTERN CO., INC.

By:	/s/ John A. Mann
Name:	John A. Mann
Title:	Vice President

WALGREEN ARIZONA DRUG CO.

By:	/s/ John A. Mann
Name:	John A. Mann
Title:	Vice President

WALGREEN HASTINGS CO.

By:	/s/ John A. Mann
Name:	John A. Mann
Title:	Vice President

WALGREEN INTERNATIONAL INVESTMENTS LLC
By: Walgreen Investments Co, Member

By:	/s/ Joseph H. Greenberg
Name:	Joseph H. Greenberg
Title:	President

WBA INVESTMENTS, LLC

By:	/s/ Joseph H. Greenberg
Name:	Joseph H. Greenberg
Title:	President

WALGREEN CO.

By:	/s/ John A. Mann
Name:	John A. Mann
Title:	Assistant Secretary

ALLIANCE BOOTS LUXEMBOURG S.à r.l

By:	/s/ Wolfgang Zettel
Name:	Wolfgang Zettel
Title:	Manager

By:	/s/ Jean-Paul Goerens
Name:	Jean-Paul Goerens
Title:	Manager

ALLIANCE BOOTS HOLDINGS LIMITED

By:	/s/ Frank Standish
Name:	Frank Standish
Title:	Director

AB ACQUISITIONS UK HOLDCO 7 LIMITED

By:	/s/ Frank Standish
Name:	Frank Standish
Title:	Director

AB ACQUISITIONS LIMITED

By:	/s/ Frank Standish
Name:	Frank Standish
Title:	Director

ALLIANCE BOOTS INTERNATIONAL LIMITED

By:	/s/ Marco Pagni
Name:	Marco Pagni
Title:	Director

ALLIANCE BOOTS LIMITED

By:	/s/ Frank Standish
Name:	Frank Standish
Title:	Director

AB ACQUISITIONS UK TOPCO LIMITED

By:	/s/ Frank Standish
Name:	Frank Standish
Title:	Director

AB ACQUISITIONS LUXCO 1 S.à r.l

By:	/s/ Wolfgang Zettel
Name:	Wolfgang Zettel
Title:	Manager

By:	/s/ Jean-Paul Goerens
Name:	Jean-Paul Goerens
Title:	Manager

ALLIANCE BOOTS GmbH

By:	/s/ Frank Standish
Name:	Frank Standish
Title:	Director

WALGREEN SWISS INTERNATIONAL GmbH

By:	/s/ Joseph H. Greenberg
Name:	Joseph H. Greenberg
Title:	Director

ONTARIO HOLDINGS WBA LIMITED

By:	/s/ Joseph H. Greenberg
Name:	Joseph H. Greenberg
Title:	Director

WALGREEN INTERNATIONAL S.à r.l

By:	/s/ Joseph H. Greenberg
Name:	Joseph H. Greenberg
Title:	Manager

SUPERIOR BERMUDA GP
By: Superior Luxco 3 S.à r.l, Partner

By:	/s/ Joseph H. Greenberg
Name:	Joseph H. Greenberg
Title:	Manager

SUPERIOR LUXCO 3 S.à r.l

By:	/s/ Joseph H. Greenberg
Name:	Joseph H. Greenberg
Title:	Manager

WALGREENS BOOTS ALLIANCE SCOTTISH LP
By: Superior Luxco 1 S.à r.l, Partner

By:	/s/ Joseph H. Greenberg
Name:	Joseph H. Greenberg
Title:	Manager

WBA 1 SCOTTISH LLP
By: Superior Luxco 1 S.à r.l, Partner

By:	/s/ Joseph H. Greenberg
Name:	Joseph H. Greenberg
Title:	Manager

SUPERIOR LUXCO 2 S.à r.l

By:	/s/ Joseph H. Greenberg
Name:	Joseph H. Greenberg
Title:	Manager

SUPERIOR LUXCO 1 S.à r.l

By:	/s/ Joseph H. Greenberg
Name:	Joseph H. Greenberg
Title:	Manager

WALGREEN INVESTMENTS LUXEMBOURG SCS
By: WBA Investments, LLC, Partner

By:	/s/ Joseph H. Greenberg
Name:	Joseph H. Greenberg
Title:	President

WALGREEN INVESTMENTS CO

By:	/s/ Joseph H. Greenberg
Name:	Joseph H. Greenberg
Title:	President

WALGREENS BOOTS ALLIANCE, INC.

By:	/s/ Thomas J. Sabatino, Jr.
Name:	Thomas J. Sabatino, Jr.
Title:	Executive Vice President, Global Chief Legal and Administrative Officer and Corporate Secretary